HILLVIEW INVESTMENT TRUST II
                               HILLVIEW ALPHA FUND
                        HILLVIEW INTERNATIONAL ALPHA FUND

                       Supplement dated September 19, 2001
                                       to
                       Prospectus dated September 1, 2000
             As Supplemented October 11, 2000 and February 26, 2001

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

The information contained in the table entitled "Annual Operating Expenses" and the corresponding footnotes on page 5 of the Prospectus should be deleted in its entirety and replaced with the following:

      ANNUAL OPERATING EXPENSES (expenses that are deducted from assets)

            Management and Advisory Fees              1.38%(1)
            Distribution (12b-1) Fee                  0.00%
            OTHER EXPENSES                            0.47%(2)
                                                   --------
            Total Operating Expenses                  1.85%
            WAIVED FEES                             (0.32)%
                                                   --------
            Net Operating Expenses                    1.53%(3)

      (1) The fee shown represents the management fee and the highest expected composite of the fees to be paid to each sub-adviser assuming a target allocation of assets among the current sub-advisers which assumes that no sub-adviser manages more than 25% of the assets and weighting the four highest sub-advisers' fees equally. The
            Management Fee is 0.25% of the Fund's average annual assets. The sub-advisory fees are separate fees. The contractual sub-advisory fee rates may vary based on the amount of assets managed by each sub-adviser, and the allocations to each sub-adviser will vary over time.

      (2) Other Expenses are based on expenses for the fiscal period September 1, 2000 through June 30, 2001.

      (3) Pursuant to a contract, Hillview Advisors has voluntarily agreed to make payments to limit the expenses of the fund so that Other Expenses (I.E. those expenses other than Management Fee and Sub-Advisory Fee) shall not exceed 0.40% of the fund's average annual assets for the fund's fiscal year ending June 30, 2002. Hillview may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within three years of the payment being made and the combination of the fund's Other Expenses and such reimbursements do not exceed 0.40% of the fund's average annual assets. If actual Other Expenses are less than 0.40%, and Hillview has recouped any eligible previous payments made, the fund will be charged such lower expenses. Pursuant to a contract, Hillview Advisors has also voluntarily agreed to waive its Management Fee for the fund's fiscal year ending June 30, 2002.

The example at the bottom of page 5 of the Prospectus should be deleted and replaced with the following:

      EXAMPLE:

      This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

      This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

                  1 Year..................$178
                  3 Years.................$603



The information contained in the table entitled "Annual Operating Expenses" and the corresponding footnotes on page 9 of the Prospectus should be deleted in its entirety and replaced with the following:


      ANNUAL OPERATING EXPENSES (expenses that are deducted from assets)

            Management and Advisory Fees              1.20%(1)
            Distribution (12b-1) Fee                  0.00%
            OTHER EXPENSES                            1.04%(2)
                                                    -------
            Total Operating Expenses                  2.24%
            WAIVED FEES                             (0.49)%
                                                    -------
            Net Operating Expenses                    1.75%(3)

      (1) The fee shown represents the management fee and the highest expected composite of the fees to be paid to each sub-adviser assuming a target allocation of assets among the current sub-advisers which assumes that Waterford manages no more than 15% of the assets and no other sub-adviser manages more than 40%. The composite sub-advisory fee is calculated by allocating 15% to Waterford, 40% each to the next two highest paid sub-advisers and 5% to the sub-adviser with the lowest fees. The Management Fee is 0.25% of the Fund's average annual assets. The sub-advisory fees are separate. The contractual sub-advisory fee rates vary based on the amount of assets managed by each sub-adviser, and the allocations to each sub-adviser will vary over time.

      (2) Other Expenses are based on expenses for the fiscal period September 1, 2000 through June 30, 2001.

      (3) Pursuant to a contract, Hillview Advisors has voluntarily agreed to make payments to limit the expenses of the fund so that Other Expenses (I.E. those expenses other than Management Fee and Sub-Advisory Fee) shall not exceed 0.80% of the fund's average annual assets for the fund's fiscal year ending June 30, 2002. Hillview may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within three years of the payment being made and the combination of the fund's Other Expenses and such reimbursements do not exceed 0.80% of the fund's average annual assets. If actual Other Expenses are less than 0.80%, and Hillview has recouped any eligible previous payments made, the fund will be charged such lower expenses. Pursuant to a contract, Hillview Advisors has also voluntarily agreed to waive its Management Fee for the fund's fiscal year ending June 30, 2002.

The example at the bottom of page 9 of the Prospectus should be deleted and replaced with the following:

      EXAMPLE:

      This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

      This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:


                  1 Year..................$187
                  3 Years.................$631



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.